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                                                                    Exhibit 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-3 of our report dated December 31, 1997, on our audits of the financial statements of Management Solutions, Inc. We also consent to the reference to our firm under the caption "Experts".

Denver, Colorado                                       Coopers & Lybrand LLP
February 13, 1998